Vanguard® Long-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (98.3%)
U.S. Government Securities (92.3%)
United States Treasury Note/Bond	0.625%	5/15/30	1,700	1,579
United States Treasury Note/Bond	1.125%	2/15/31	17,000	16,405
United States Treasury Note/Bond	4.500%	2/15/36	7,900	10,850
United States Treasury Note/Bond	4.750%	2/15/37	12,000	17,025
United States Treasury Note/Bond	5.000%	5/15/37	37,500	54,603
United States Treasury Note/Bond	4.375%	2/15/38	16,122	22,153
United States Treasury Note/Bond	4.500%	5/15/38	19,100	26,624
United States Treasury Note/Bond	4.250%	5/15/39	7,900	10,783
United States Treasury Note/Bond	4.500%	8/15/39	16,666	23,427
United States Treasury Note/Bond	4.375%	11/15/39	21,600	29,933
United States Treasury Note/Bond	4.625%	2/15/40	24,700	35,306
United States Treasury Note/Bond	1.125%	5/15/40	66,650	57,736
United States Treasury Note/Bond	1.125%	8/15/40	90,300	78,081
United States Treasury Note/Bond	3.875%	8/15/40	9,791	12,843
United States Treasury Note/Bond	1.375%	11/15/40	100,900	91,125
United States Treasury Note/Bond	1.875%	2/15/41	123,900	121,848
United States Treasury Note/Bond	2.250%	5/15/41	104,700	109,346
United States Treasury Note/Bond	4.375%	5/15/41	20,863	29,221
United States Treasury Note/Bond	1.750%	8/15/41	60,000	57,750
United States Treasury Note/Bond	3.750%	8/15/41	12,771	16,552
United States Treasury Note/Bond	3.125%	11/15/41	4,300	5,128
United States Treasury Note/Bond	3.125%	2/15/42	33,000	39,435
United States Treasury Note/Bond	3.000%	5/15/42	15,000	17,609
United States Treasury Note/Bond	2.750%	8/15/42	18,500	20,914
United States Treasury Note/Bond	2.750%	11/15/42	56,000	63,280
United States Treasury Note/Bond	3.125%	2/15/43	20,111	24,095
United States Treasury Note/Bond	2.875%	5/15/43	61,346	70,826
United States Treasury Note/Bond	3.625%	8/15/43	57,264	73,906
United States Treasury Note/Bond	3.750%	11/15/43	20,557	27,029
United States Treasury Note/Bond	3.375%	5/15/44	9,500	11,903
United States Treasury Note/Bond	3.125%	8/15/44	64,449	77,832
United States Treasury Note/Bond	3.000%	11/15/44	55,251	65,593
United States Treasury Note/Bond	2.500%	2/15/45	75,900	83,087
United States Treasury Note/Bond	3.000%	5/15/45	35,205	41,999
United States Treasury Note/Bond	2.875%	8/15/45	40,963	47,940
United States Treasury Note/Bond	3.000%	11/15/45	13,600	16,290
United States Treasury Note/Bond	2.500%	2/15/46	77,795	85,623
United States Treasury Note/Bond	2.500%	5/15/46	66,810	73,606
United States Treasury Note/Bond	2.250%	8/15/46	58,600	61,731
United States Treasury Note/Bond	2.875%	11/15/46	51,769	61,257
United States Treasury Note/Bond	3.000%	2/15/47	73,198	88,707
United States Treasury Note/Bond	3.000%	5/15/47	48,636	59,048

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	2.750%	8/15/47	97,117	112,823
	United States Treasury Note/Bond	2.750%	11/15/47	86,690	100,790
	United States Treasury Note/Bond	3.000%	2/15/48	115,804	140,955
	United States Treasury Note/Bond	3.125%	5/15/48	59,662	74,344
	United States Treasury Note/Bond	3.000%	8/15/48	114,533	139,712
	United States Treasury Note/Bond	3.375%	11/15/48	86,061	112,296
	United States Treasury Note/Bond	3.000%	2/15/49	120,420	147,477
[1]	United States Treasury Note/Bond	2.875%	5/15/49	120,761	144,876
	United States Treasury Note/Bond	2.250%	8/15/49	86,500	92,136
	United States Treasury Note/Bond	2.375%	11/15/49	92,400	101,077
	United States Treasury Note/Bond	2.000%	2/15/50	106,000	107,176
	United States Treasury Note/Bond	1.250%	5/15/50	95,600	80,842
	United States Treasury Note/Bond	1.375%	8/15/50	125,797	109,640
	United States Treasury Note/Bond	1.625%	11/15/50	94,012	87,196
	United States Treasury Note/Bond	1.875%	2/15/51	54,900	53,999
	United States Treasury Note/Bond	2.375%	5/15/51	60,400	66,383
	United States Treasury Note/Bond	2.000%	8/15/51	9,000	9,128
					3,620,878
Agency Bonds and Notes (6.0%)
[2]	Fannie Mae Interest Strip	0.000%	5/15/29	4,592	4,074
[2]	Fannie Mae Principal Strip	0.000%	5/15/30	60,829	52,667
[2]	Fannie Mae Principal Strip	0.000%	8/6/38	1,000	700
[2]	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	17,496
[2]	Federal National Mortgage Assn.	0.000%	11/15/30	55,000	47,009
[2]	Federal National Mortgage Assn.	0.000%	10/3/33	8,000	6,374
[2]	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	13,656
[2]	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	11,207
[2]	Freddie Mac Strips	0.000%	3/15/31	75,000	63,556
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	20,000	17,372
					234,111
Total U.S. Government and Agency Obligations (Cost $3,628,832)					3,854,989
				Shares
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[3]	Vanguard Market Liquidity Fund (Cost $37,217)	0.070%		372,174	37,217
Total Investments (99.2%) (Cost $3,666,049)					3,892,206
Other Assets and Liabilities—Net (0.8%)					30,993
Net Assets (100%)					3,923,199
Cost is in $000.
1	Securities with a value of $4,823,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2021	1,377	167,650	112
Long U.S. Treasury Bond	December 2021	273	43,910	111
Ultra Long U.S. Treasury Bond	December 2021	820	161,053	654
				877

Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(1,100)	(143,773)	1,593
Ultra 10-Year U.S. Treasury Note	December 2021	(284)	(41,189)	230
				1,823
				2,700
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
B. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. The fund had no open options contracts on futures at October 31, 2021.
D. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
E. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
F.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,854,989	—	3,854,989
Temporary Cash Investments	37,217	—	—	37,217
Total	37,217	3,854,989	—	3,892,206
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,700	—	—	2,700
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.